                                                                   Exhibit 10.10

                                     [Portions herein identified by ** have been
                                  omitted pursuant to a request for confidential
                                   treatment and have been filed separately with
                                      the Commission pursuant to Rule 406 of the
                                             Securities Act of 1933, as amended]


[Discovery Channel Letterhead]

                               As of June 25, 2004


World Poker Tour
Attn: Steve Lipscomb
1041 North Formosa Avenue
Suite 99
West Hollywood, CA  90046

         Re: "World Poker Tour" -- Amendment Number 4 to Season 2 Agreement [(Contract #: WPT002/COP/TRV/PL/SC/CG)]


Dear Ladies and Gentlemen:

         Reference is made to (i) that certain master agreement (the "Master Agreement") dated as of August 22, 2003 between WORLD POKER TOUR, LLC ("Producer") and THE TRAVEL CHANNEL, L.L.C. ("TRV"); (ii) that certain agreement attached to the Master Agreement (the "Attachment"), dated as of August 22, 2003 between Producer and TRV in connection with the second season of the television production currently known as the "World Poker Tour" (the "Program"); (iii) that certain fully executed Amendment Number 2 to Season 2 Agreement (the "First Amendment"), dated as of April 22, 2004; (iv) that certain fully executed Amendment Number 2 to Season 2 Agreement (the "Second Amendment"), dated as of May 10, 2004; and (v) that certain fully executed Amendment Number 3 to Season 2 Agreement (the "Second Amendment"), dated as of June 23, 2004. The Master Agreement and the Attachment, as amended by the First Amendment, the Second Amendment and the Third Amendment, are collectively hereinafter referred to as the "Agreement".

         Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meaning set forth in the Agreement. The parties hereby agree that the Agreement shall be supplemented and amended as follows:

         1. TITLE SPONSORSHIP FOR THE WPT SERIES ON TRV

         A. With regards to Season 3 of the Program, in all categories other than ** , any title sponsorship sale for Season 3 (containing tournaments being held in 2004-2005), shall include a flat media buy of $ ** on the Travel Channel. For that amount, currently the title sponsor will receive ** (**) units in each regular season episodes (up to a maximum of 17 regular season episodes).

         B. With regards to Season 3 of the Program, the title sponsorship from a ** sponsor will require a flat media buy of $ ** on the Travel Channel. For that amount, currently the title sponsor will receive ** (**) units in each regular session episode (up to a maximum of 17 regular season episodes).

         C. Inclusion of the Title Sponsor in any WPT special episodes (i.e. episodes other than the regular season tour stops) and the media buy component of that inclusion will be negotiated in good faith between WPT and the TRV ad sales department.

         D. The terms and conditions for inclusion of the Title Sponsor beyond the initial seventeen (17) episodes of the Program and the media buy component of that inclusion will be worked out in good faith between WPT and the TRV ad sales department.

         E. In subsequent seasons (after Season 3), the applicable media buy number above will increase as outlined in the Agreement by $ ** each subsequent season that the entitlement sponsorship is sold. In addition, as outlined in the Agreement, TRV will receive **% of the increase in the Adjusted Gross Revenues received by WPT for the title sponsorship rights from the last season that the title sponsorship rights were sold. The number of units is subject to change, but TRV acknowledges and agrees that the terms of this Title Sponsorship media buy were not developed and will not be developed in such a way to intentionally increase the cost of units available to the title sponsor vis a vis other purchasers of units in the same categories in the show as the title sponsor.

         2. **

         Except as otherwise herein amended and supplemented, the Agreement is in all other aspects hereby ratified and confirmed. Please acknowledge your acceptance of the foregoing by signing in the space provided below.

                                            Very truly yours,

                                            THE TRAVEL CHANNEL, L.L.C.

                                            By:  /s/ William Narool
                                                 -------------------------------
                                            Printed Name: William Narool
                                                          ----------------------
                                            Title:        V.P. Production
                                                   -----------------------------
                                            Date:         7/7/04
                                                   -----------------------------

WORLD POKER TOUR, LLC

By:      /s/ Steven Lipscomb
   ---------------------------------

Printed Name:     Steven Lipscomb
             -----------------------
Title:            President
      ------------------------------
Date:             7/6/04
       -----------------------------